--------------------------------------------------------------------------------
SPECIALTY EQUITY
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Alliance Technology Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 23, 2003

Dear Shareholder:

This report contains the investment results, market commentary and outlook for Alliance Technology Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objectives and Policies

This open-end fund emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The following table provides performance results for the Fund for the six- and 12-month periods ended November 30, 2002. Also included is the performance of the Standard & Poor's (S&P) 500 Stock Index, a standard measure of the performance of the overall U.S. stock market, the NASDAQ Composite Index (NASDAQ), which measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market, and the Lipper Science and Technology Fund Index (the "Lipper Index"), a performance index of the largest qualifying funds that have a science and technology investment objective. We have also included the Goldman Sachs Technology Index, a modified capitalization-weighted index of over 200 technology stocks. Going forward, we will be using this as the Fund's benchmark instead of the S&P 500 Stock Index. The S&P 500 Stock Index measures large cap stocks of any sector, whereas the Goldman Sachs Technology Index measures specifically technology stocks. Therefore, the Goldman Sachs Technology Index more closely reflects the Fund's investment orientation.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                          ----------------------
                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Technology Fund
   Class A                                                 -19.32%       -35.15%
--------------------------------------------------------------------------------
   Class B                                                 -19.67%       -35.67%
--------------------------------------------------------------------------------
   Class C                                                 -19.64%       -35.63%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                        -11.49%       -16.51%
--------------------------------------------------------------------------------
NASDAQ Composite Index                                      -8.48%       -23.40%
--------------------------------------------------------------------------------
Goldman Sachs Technology Index                             -10.88%       -40.29%
--------------------------------------------------------------------------------
Lipper Science and Technology Fund Index                   -13.43%       -33.44%
--------------------------------------------------------------------------------

*     The Fund's investment results are total returns for the periods shown


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. The unmanaged Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. The Goldman Sachs Technology Index measures the performance of over 200 U.S.-based technology companies. All comparative indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.

      Additional investment results appear on pages 5-9.

For the six- and 12-month periods ended November 30, 2002, the Fund underperformed the S&P 500 Stock Index and the NASDAQ, as technology stocks significantly underperformed the overall market while exhibiting increased volatility. Relative to the Goldman Sachs Technology Index, the Fund outperformed for the 12-month period, but underperformed for the six-month period ended November 30, 2002. Technology stocks corrected from May through September, declining by 38%, and then rallied in October and November, increasing 43%, as measured by Goldman Sachs Technology Index. The Fund underperformed technology stocks and the Lipper Science and Technology Index during the six- and 12-month periods ending November 30, 2002.


--------------------------------------------------------------------------------
2 o ALLIANCE TECHNOLOGY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

From a sector perspective, as fundamentals weakened during the summer, the Fund's exposure to semiconductors and the services sector hurt performance. These two sectors had helped to diversify risk in the first half of 2002, but saw challenges during the second half of the year as both were hurt by a weakening economy. Earnings estimates declined as unit growth slowed in the semiconductor sector, specifically impacting positions in companies such as Taiwan Semiconductor Manufacturing Co., Ltd., Teradyne, Inc. and Fairchild Semiconductor Corp. The computer services sector saw valuations decline as the pace of outsourcing deals slowed, impacting positions in Concord EFS, Inc., First Data Corp. and Fiserv, Inc. While most sectors declined during the six months, the Fund's portfolio benefited from positions in Internet leader eBay, Inc., software leaders, Microsoft Corp. and Oracle and wireless companies Nokia Corp. and Qualcomm.

The market's volatility was most evident in October when technology stocks staged a sharp rebound after six months of decline. The Fund underperformed in the rally as lower quality, higher beta stocks outperformed the higher quality names that the Fund typically owns. December saw yet another decline in the sector, and the Fund's bias toward quality resulted in relative outperformance, such that for the calendar year ended December 31, 2002, the Fund performed inline with the Lipper Science and Technology Index.

Market Review and Outlook

While many concerns have weighed on the market, including lackluster enterprise spending, a moderate and back-end loaded economic recovery, lack of visibility and the threat of military action - these concerns are now the consensus view. As a result, expectations have remained subdued and the risk of fundamental disappointment appears low. In fact, as we enter earnings season, there have been few negative pre-announcements and a noticeable number of positive ones, implying stabilization in demand as 2002 ended. We believe that most companies should meet expectations during year-end reporting, but in this current environment, we expect guidance to be unsurprisingly conservative.

While we have been mindful of valuation and continue to focus on controlling risk, we have moved the Fund incrementally toward higher unit growth opportunities in the semiconductor, software and wireless areas during the past few months. Although the technology sector remains volatile, we expect to see technology stocks benefiting from economic recovery and the need for productivity, as improving corporate profitability drives spending technology initiatives in calendar 2003.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest in Alliance Technology Fund. We look forward to reporting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Gerald T. Malone

Gerald T. Malone
Senior Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Gerald T. Malone

Gerald T. Malone, Portfolio Manager, has over 24 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
11/30/92 TO 11/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Technology Fund Class A: $29,406
NASDAQ Composite Index:           $22,655

                                         Alliance Technology         NASDAQ
                                            Fund Class A:       Composite Index:
11/30/92                                         9575                10000
11/30/93                                        11992                11557
11/30/94                                        15201                11495
11/30/95                                        24616                16227
11/30/96                                        28568                19803
11/30/97                                        30660                24521
11/30/98                                        39050                29867
11/30/99                                        68207                51111
11/30/00                                        60377                39801
11/30/01                                        45346                29577
11/30/02                                        29406                22655

This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 11/30/92 to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Technology Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

              Alliance Technology Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                                  Alliance           NASDAQ
                                               Technology Fund   Composite Index
--------------------------------------------------------------------------------
      11/30/93                                      25.25%            15.57%
      11/30/94                                      26.76%            -0.54%
      11/30/95                                      61.93%            41.17%
      11/30/96                                      16.05%            22.04%
      11/30/97                                       7.32%            23.82%
      11/30/98                                      27.36%            21.80%
      11/30/99                                      74.67%            71.13%
      11/30/00                                     -11.48%           -22.13%
      11/30/01                                     -24.90%           -25.69%
      11/30/02                                     -35.15%           -23.40%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE TECHNOLOGY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $3,130
3/1/82                  Average Market Capitalization ($mil): $16,591
Class B Shares
5/3/93
Class C Shares
5/3/93

SECTOR BREAKDOWN

Technology

  21.2% Semi-Conductor Components
  20.5% Computer Software
  16.8% Computer Services
  10.4% Communications Equipment
   6.3% Computer Hardware/Storage              [PIE CHART OMITTED]
   5.7% Contract Manufacturing
   4.5% Internet Infrastructure
   2.9% Semi-Conductor
        Capital Equipment

Consumer Services

   7.2% Broadcasting & Cable
   1.5% Cellular Communications
   0.6% Entertainment & Leisure

   2.4% Short-Term

All data as of November 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

SECURITY TYPE BREAKDOWN

  97.6% Equity
   2.4% Short-Term                     [PIE CHART OMITTED]

COUNTRY BREAKDOWN

  86.7% United States
   3.1% Singapore
   2.6% Korea
   2.3% Finland                        [PIE CHART OMITTED]
   1.5% United Kingdom
   1.1% Germany
   0.3% Canada

   2.4% Short-Term

All data as of November 30, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
              1 Year                         -35.15%                -37.91%
             5 Years                          -0.83%                 -1.69%
            10 Years                          11.87%                 11.39%

Class B Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
              1 Year                         -35.67%                -38.24%
             5 Years                          -1.57%                 -1.57%
     Since Inception*                         11.34%                 11.34%

Class C Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
              1 Year                         -35.63%                -36.28%
             5 Years                          -1.56%                 -1.56%
     Since Inception*                         11.21%                 11.21%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                         Class A         Class B         Class C
                                          Shares          Shares          Shares
--------------------------------------------------------------------------------
              1 Year                     -45.37%         -45.67%         -43.95%
             5 Years                      -3.08%          -2.96%          -2.96%
            10 Years                       9.30%            n/a             n/a
     Since Inception*                     13.82%           9.88%           9.66%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Many equity stocks, and technology stocks in particular, have experienced significant gains in recent years. There is no assurance that these gains will continue. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 3/1/82, Class A; 5/3/93, Class B and Class C.

N/A: not available


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                                    Value      Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                                   $  154,151,011            4.9%
--------------------------------------------------------------------------------
First Data Corp.                                     142,723,728            4.5
--------------------------------------------------------------------------------
eBay, Inc.                                           141,119,965            4.5
--------------------------------------------------------------------------------
Dell Computer Corp.                                  136,171,763            4.4
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc. Cl.A              120,065,000            3.8
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                  115,739,662            3.7
--------------------------------------------------------------------------------
Viacom, Inc.                                         112,673,568            3.6
--------------------------------------------------------------------------------
Intel Corp.                                          108,294,120            3.5
--------------------------------------------------------------------------------
Flextronics International, Ltd. (Singapore)           97,205,639            3.1
--------------------------------------------------------------------------------
Electronic Arts, Inc.                                 93,738,411            3.0
--------------------------------------------------------------------------------
                                                  $1,221,882,867           39.0%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                                 -------------------------------
                                                             Shares*
                                                 -------------------------------
Purchases                                            Bought   Holdings 11/30/02
--------------------------------------------------------------------------------
BEA Systems, Inc.                                 2,038,000           2,058,000
--------------------------------------------------------------------------------
BISYS Group, Inc.                                 1,274,200           1,274,200
--------------------------------------------------------------------------------
Intel Corp.                                       1,361,500           5,186,500
--------------------------------------------------------------------------------
Marvell Technology Group, Ltd.                    2,035,550           2,035,550
--------------------------------------------------------------------------------
Network Associates, Inc.                          2,407,900           2,407,900
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                    1,393,950           1,393,500
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (GDR)                 509,822             509,822
--------------------------------------------------------------------------------
SAP AG (ADR)                                      1,489,300           1,489,300
--------------------------------------------------------------------------------
Symantec Corp.                                    1,012,800           1,012,800
--------------------------------------------------------------------------------
Viacom, Inc.                                        565,750           2,396,800
--------------------------------------------------------------------------------

Sales                                                  Sold   Holdings 11/30/02
--------------------------------------------------------------------------------
Applied Materials, Inc.                           2,998,750           2,219,200
--------------------------------------------------------------------------------
Concord EFS, Inc.                                 4,423,150                  -0-
--------------------------------------------------------------------------------
Dell Computer Corp.                               3,400,350           4,766,250
--------------------------------------------------------------------------------
eBay, Inc.                                        2,143,900           2,046,700
--------------------------------------------------------------------------------
Electronic Arts, Inc.                               645,600           1,381,350
--------------------------------------------------------------------------------
Fiserv, Inc.                                      1,485,087           2,637,450
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                    992,530             835,050
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
   Co., Ltd. (ABN Amro Bank)
   warrants, expiring 1/10/03                    18,753,500          56,923,500
--------------------------------------------------------------------------------
Teradyne, Inc.                                    3,194,250                  -0-
--------------------------------------------------------------------------------
Xilinx, Inc.                                      2,553,550                  -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs and stock splits.

--------------------------------------------------------------------------------
10 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                  Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER
  INVESTMENTS-97.3%

Technology-88.0%
Communication Equipment-10.3%
ADC Telecommunications, Inc.(a) .................       100,000   $      217,000
Cisco Systems, Inc.(a) ..........................     7,757,350      115,739,662
Juniper Networks, Inc.(a) .......................     3,103,600       30,229,064
Lucent Technologies, Inc.(a) ....................       120,000          210,000
Motorola, Inc. ..................................     4,093,950       46,589,151
Nokia Corp. (ADR) (Finland) .....................     3,802,500       73,046,025
QUALCOMM, Inc.(a) ...............................     1,393,950       57,458,619
                                                                  --------------
                                                                     323,489,521
                                                                  --------------
Computer Hardware/Storage-6.3%
Avocent Corp.(a) ................................     2,512,800       59,176,440
Dell Computer Corp.(a) ..........................     4,766,250      136,171,763
EMC Corp.(a) ....................................        20,000          145,000
International Business Machines Corp. ...........        10,000          871,000
Sun Microsystems, Inc.(a) .......................        60,000          257,460
Tech Data Corp.(a) ..............................        20,000          613,600
                                                                  --------------
                                                                     197,235,263
                                                                  --------------
Computer Services-16.8%
Affiliated Computer Services, Inc. Cl.A(a) ......     2,401,300      120,065,000
BISYS Group, Inc.(a) ............................     1,274,200       25,840,776
Computer Sciences Corp.(a) ......................     1,153,250       40,236,892
DST Systems, Inc.(a) ............................     2,459,700       93,345,615
Electronic Data Systems Corp. ...................        10,000          185,400
Exult, Inc.(a) ..................................     2,097,800        6,733,938
First Data Corp. ................................     4,120,200      142,723,728
Fiserv, Inc.(a) .................................     2,637,450       89,462,304
Hewitt Associates, Inc. Cl.A(a) .................       197,100        6,222,447
                                                                  --------------
                                                                     524,816,100
                                                                  --------------
Computer Software-20.4%
Adaptec, Inc.(a) ................................        40,000          269,600
BEA Systems, Inc.(a) ............................     2,058,000       22,718,262
Check Point Software Technologies,
  Ltd. (Israel)(a) ..............................        20,000          341,000
Compuware Corp.(a) ..............................        60,000          327,600
Electronic Arts, Inc.(a) ........................     1,381,350       93,738,411
Informatica Corp.(a) ............................     2,703,000       18,650,700
Macrovision Corp.(a) ............................     1,622,350       30,256,828
Mercury Interactive Corp.(a) ....................     1,536,400       51,438,672
Microsoft Corp.(a) ..............................     2,666,050      154,151,011
Networks Associates, Inc.(a) ....................     2,407,900       43,944,175
Oracle Corp.(a) .................................     4,160,350       50,548,252
PeopleSoft, Inc.(a) .............................     2,304,650       45,263,326
Rational Software Corp.(a) ......................        20,000          185,000
SAP AG (ADR) (Germany) ..........................     1,489,300       33,136,925


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Symantec Corp.(a) ...............................     1,012,800   $   44,289,744
VERITAS Software Corp.(a) .......................     2,765,000       50,267,700
                                                                  --------------
                                                                     639,527,206
                                                                  --------------
Contract Manufacturing-5.7%
Celestica, Inc. (Canada)(a) .....................       584,000       10,582,080
Flextronics International, Ltd. (Singapore)(a) ..     8,828,850       97,205,639
Sanmina Corp.(a) ................................     9,173,800       44,034,240
Solectron Corp.(a) ..............................     5,405,500       24,973,410
                                                                  --------------
                                                                     176,795,369
                                                                  --------------
Internet Infrastructure-4.5%
eBay, Inc.(a) ...................................     2,046,700      141,119,965
                                                                  --------------
Semi-Conductor Capital Equipment-2.9%
Applied Materials, Inc.(a) ......................     2,219,200       37,837,360
ASM Lithography Holding N.V.(Netherlands)(a) ....        20,000          223,100
KLA-Tencor Corp.(a) .............................       835,050       36,884,159
Novellus Systems, Inc.(a) .......................       446,700       16,210,743
                                                                  --------------
                                                                      91,155,362
                                                                  --------------
Semi-Conductor Components-21.1%
Agere Systems, Inc. Cl.A(a) .....................        69,593           96,038
Altera Corp.(a) .................................     3,647,050       52,991,637
Avnet, Inc. .....................................        15,000          212,250
Broadcom Corp. Cl.A(a) ..........................     1,133,300       22,156,015
Intel Corp. .....................................     5,186,500      108,294,120
Intersil Holding Corp. Cl.A(a) ..................        20,000          345,800
Linear Technology Corp. .........................       685,600       22,782,488
Marvell Technology Group, Ltd.(a) ...............     2,035,550       46,084,852
Maxim Integrated Products, Inc. .................     1,259,650       53,018,669
Microchip Technology, Inc. ......................     2,869,825       82,536,167
Micron Technology, Inc.(a) ......................     2,244,600       35,487,126
Samsung Electronics Co., Ltd.
  (GDR) (South Korea)(b) ........................       509,822       81,826,431
STMicroelectronics N.V. (Netherlands) ...........        30,000          762,000
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ABN Amro Bank) warrants,
  expiring 1/10/03 (a)(b) .......................    56,923,500       82,595,998
Taiwan Semiconductor Manufacturing Co.,
  Ltd.. (ADR) (Taiwan) ..........................        70,000          644,000
Texas Instruments, Inc. .........................     3,473,450       69,851,079
                                                                  --------------
                                                                     659,684,670
                                                                  --------------
                                                                   2,753,823,456
                                                                  --------------
Consumer Services-8.7%
Broadcasting & Cable-7.2%
Comcast Corp. Cl.A(a) ...........................     1,110,785       26,036,800
Comcast Corp. Spec.Cl.A(a) ......................       616,500       14,056,200
Cox Communications, Inc. Cl.A(a) ................     2,345,050       71,008,114
Viacom, Inc.(a) .................................     2,396,800      112,673,568
                                                                  --------------
                                                                     223,774,682
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)            Value
--------------------------------------------------------------------------------

Cellular Communications-1.5%
Vodafone Group Plc (ADR)
  (United Kingdom) ..............................     2,536,873   $   47,566,369
                                                                  --------------
                                                                     271,341,051
                                                                  --------------
Utilities-0.6%
Telephone Utility-0.6%
AT&T Corp. ......................................       686,730       19,255,909
                                                                  --------------

Total Common Stocks & Other Investments
  (cost $2,764,777,531) .........................                  3,044,420,416
                                                                  --------------

SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
State Street Euro Dollar
  0.75%, 12/02/02
  (amortized cost $73,357,000) ..................   $    73,357       73,357,000
                                                                  --------------

Total Investments-99.6%
  (cost $2,838,134,531) .........................                  3,117,777,416
Other assets less liabilities (c)-0.4% ..........                     11,777,223
                                                                  --------------

Net Assets-100% .................................                 $3,129,554,639
                                                                  ==============

(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to certain qualified buyers. At November 30, 2002, the aggregate market value of these securities amounted to $164,422,429 representing 5.3% of net assets.

(c) Includes cash collateral of $848,049,420 received for securities on loan as of November 30, 2002 (see Note F). The lending agent invested $847,446,724 of the cash collateral in short-term investments as follows:

                                                                     Principal
                                                           Current      Amount
      Short-Term Investments                                 Yield       (000)            Value
      ----------------------                            ----------   ---------     ------------
      Bank of New York, 6/16/03 ...................          1.90%    $  3,000     $  3,154,891
      Federal Home Loan Bank, 10/10/03-4/07/04 ....     2.05-3.38      184,800      185,085,881
      Federal National Mortgage Assoc., 11/30/04 ..          1.75        7,450        7,680,112
      First National Boston, 12/15/02 .............          2.26        6,460        6,672,199
      General Electric, 3/05/03 ...................          1.76        5,000        5,042,555
      Goldman Sachs, 2/01/03-3/01/03 ..............     1.84-1.87       14,140       14,493,216
      Household Finance, 9/12/03-10/08/03 .........     2.31-2.38       28,815       29,074,644
      Merrill Lynch, 1/06/03 ......................          2.51       10,000       10,428,922
      Morgan Stanley, 3/01/03-3/04/03 .............     1.86-1.89        7,329        7,515,010
      Sigma Finance, 5/16/03-11/21/03 .............     1.33-1.92      100,000      100,000,000
      Wells Fargo, 8/15/03 ........................     1.85-1.90       19,500       19,999,179
                                                                                   ------------
                                                                                    389,146,609

      UBS Private Money Market Fund, LLC...........          1.49      458,300      458,300,115
                                                                                   ------------
      Total Short-Term Investments ................                                $847,446,724
                                                                                   ============

      Glossary:

      ADR - American Depositary Receipt

      GDR - Global Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $2,838,134,531) ..  $ 3,117,777,416(a)
Cash .......................................................       17,866,890
Collateral held for securities loaned ......................      848,049,420
Receivable for investment securities sold ..................       70,003,648
Receivable for capital stock sold ..........................        6,001,366
Dividends and interest receivable ..........................          692,876
                                                              ---------------
Total assets ...............................................    4,060,391,616
                                                              ---------------
Liabilities
Payable for collateral received on securities loaned .......      848,049,420
Payable for investment securities purchased ................       38,716,018
Payable for capital stock redeemed .........................       32,214,105
Advisory fee payable .......................................        7,788,847
Distribution fee payable ...................................          566,004
Accrued expenses and other liabilities .....................        3,502,583
                                                              ---------------
Total liabilities ..........................................      930,836,977
                                                              ---------------
Net Assets .................................................  $ 3,129,554,639
                                                              ===============
Composition of Net Assets
Capital stock, at par ......................................  $       757,642
Additional paid-in capital .................................    6,369,998,883
Accumulated net realized loss on investments ...............   (3,520,844,771)
Net unrealized appreciation of investments .................      279,642,885
                                                              ---------------
                                                              $ 3,129,554,639
                                                              ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,096,744,286/25,226,424 shares of capital stock
   issued and outstanding) .................................           $43.48
Sales charge--4.25% of public offering price ...............             1.93
                                                                       ------
Maximum offering price .....................................           $45.41
                                                                       ======
Class B Shares
Net asset value and offering price per share
   ($1,539,143,948/38,417,202 shares of capital stock
   issued and outstanding) .................................           $40.06
                                                                       ======
Class C Shares
Net asset value and offering price per share
   ($410,648,847/10,249,111 shares of capital stock
   issued and outstanding) .................................           $40.07
                                                                       ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($83,017,558/1,871,469 shares of capital stock
   issued and outstanding) .................................           $44.36
                                                                       ======

(a)   Includes securities on loan with a value of $805,479,878 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE TECHNOLOGY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Interest ..................................     $ 5,453,168
Dividends (net of foreign taxes withheld
   of $240,940) ...........................       3,761,099     $     9,214,267
                                                -----------
Expenses
Advisory fee ..............................      39,370,245
Distribution fee--Class A .................       4,482,237
Distribution fee--Class B .................      21,774,762
Distribution fee--Class C .................       5,788,653
Transfer agency ...........................      24,456,169
Printing ..................................       3,715,211
Custodian .................................         548,600
Audit and legal ...........................         157,723
Administrative ............................         145,000
Directors' fees ...........................         106,000
Registration ..............................          86,827
Miscellaneous .............................         159,495
                                                -----------
Total expenses ............................                         100,790,922
                                                                ---------------
Net investment loss .......................                         (91,576,655)
                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investments ............................                      (1,900,608,287)
   Purchased options ......................                           4,786,639
Net change in unrealized
   appreciation/depreciation of
   investments ............................                          33,057,117
                                                                ---------------
Net loss on investments ...................                      (1,862,764,531)
                                                                ---------------
Net Decrease In Net Assets
   from Operations ........................                     $(1,954,341,186)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Year Ended          Year Ended
                                              November 30,        November 30,
                                                  2002                2001
                                            ===============     ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................  $   (91,576,655)    $  (112,655,040)
Net realized loss on investment
   transactions ..........................   (1,895,821,648)     (1,584,178,750)
Net change in unrealized
   appreciation/depreciation of
   investments ...........................       33,057,117        (571,500,103)
                                            ---------------     ---------------
Net decrease in net assets
   from operations .......................   (1,954,341,186)     (2,268,333,893)
Distributions to Shareholders from
Net realized gain on investments
   Class A ...............................               -0-       (160,639,037)
   Class B ...............................               -0-       (306,607,828)
   Class C ...............................               -0-        (81,314,221)
   Advisor Class .........................               -0-        (17,326,175)
Distributions in excess of net realized
   gain on investments
   Class A ...............................               -0-        (11,905,786)
   Class B ...............................               -0-        (22,724,283)
   Class C ...............................               -0-         (6,026,615)
   Advisor Class .........................               -0-         (1,284,132)
Capital Stock Transactions
Net increase (decrease) ..................   (1,002,096,652)         68,030,329
                                            ---------------     ---------------
Total decrease ...........................   (2,956,437,838)     (2,808,131,641)
Net Assets
Beginning of period ......................    6,085,992,477       8,894,124,118
                                            ---------------     ---------------
End of period ............................  $ 3,129,554,639     $ 6,085,992,477
                                            ===============     ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differ-


--------------------------------------------------------------------------------
18 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion.

Pursuant to the advisory agreement, the Fund paid $145,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $13,088,612 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $63,714 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,918,340 from the sales of Class A shares and $63,740, $4,715,275 and $83,867 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002 amounted to $19,591,966, of which $827,664 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $92,145,622 and $6,864,728 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $4,813,023,560 and $5,652,019,492, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $3,536,271,756. Accordingly, gross unrealized appreciation of investments was $511,349,564 and gross unrealized depreciation of investments was $929,843,904 resulting in net unrealized depreciation of $418,494,340.

Options Transactions

The Fund may supplement customary investment practices by writing covered call options and purchasing put and call options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains on option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The risk involved in writing an option is that, if the option was exer-


--------------------------------------------------------------------------------
20 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

cised the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Losses from call options written may be unlimited.

There were no transactions in options written for the year ended November 30, 2002.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                      2002        2001
                                                     =====   ===============
Distributions paid from:
   Net long term capital gains ...................   $  -0-  $   607,828,077
                                                     -----   ---------------
Total taxable distributions ......................      -0-      607,828,077
                                                     -----   ---------------
Total distributions paid .........................   $  -0-  $   607,828,077
                                                     -----   ---------------

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .............           $(2,822,707,546)(a)
Unrealized appreciation/(depreciation) ...........              (418,494,340)(b)
                                                             ---------------
Total accumulated earnings/(deficit) .............           $(3,241,201,886)
                                                             ---------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $2,822,707,546, of which $1,492,308,784 expires in the year 2009 and
      $1,330,398,762 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment structured products, repurchase agreements and eligible money market funds. The Lending Agent will indem-


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

nify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2002, the Fund had loaned securities with a value of $805,479,878 and received cash collateral of $848,049,420, of which $847,446,724 was invested in short-term securities as included in the footnotes to the accompanying portfolio of investments. For the year ended November 30, 2002, the Fund earned fee income of $2,026,333 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                              -------------------------------------             --------------------------------------------
                                             Shares                                                 Amount
                              -------------------------------------             --------------------------------------------
                                Year Ended               Year Ended                   Year Ended                  Year Ended
                              November 30,             November 30,                 November 30,                November 30,
                                      2002                     2001                         2002                        2001
                              ----------------------------------------------------------------------------------------------
Class A
Shares sold                    241,078,290              114,657,376             $ 12,214,506,149             $ 8,391,474,868
----------------------------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-               1,731,409                           -0-                160,731,393
----------------------------------------------------------------------------------------------------------------------------
Shares converted
   from Class B                    900,354                  397,548                   44,799,543                  27,497,702
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (245,484,494)            (115,866,069)             (12,505,261,596)             (8,463,612,395)
----------------------------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                   (3,505,850)                 920,264             $   (245,955,904)            $   116,091,568
============================================================================================================================

Class B
Shares sold                      3,483,088                6,975,289             $    173,936,751             $   517,657,257
----------------------------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-               3,510,950                           -0-                304,919,477
----------------------------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                     (963,780)                (426,323)                 (44,799,543)                (27,497,702)
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed                (13,771,576)             (12,871,990)                (647,747,503)               (878,975,463)
----------------------------------------------------------------------------------------------------------------------------
Net decrease                   (11,252,268)              (2,812,074)            $   (518,610,295)            $   (83,896,431)
============================================================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                              -------------------------------------             --------------------------------------------
                                             Shares                                                 Amount
                              -------------------------------------             --------------------------------------------
                                Year Ended               Year Ended                   Year Ended                  Year Ended
                              November 30,             November 30,                 November 30,                November 30,
                                      2002                     2001                         2002                        2001
                              ----------------------------------------------------------------------------------------------
Class C
Shares sold                      4,504,111                7,149,199             $    222,615,217             $   532,668,338
----------------------------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-                 942,855                           -0-                 81,844,636
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed                 (7,675,024)              (8,662,332)                (374,107,034)               (620,382,154)
----------------------------------------------------------------------------------------------------------------------------
Net decrease                    (3,170,913)                (570,278)            $   (151,491,817)            $    (5,869,180)
============================================================================================================================

Advisor Class
Shares sold                        934,323                1,679,134             $     53,921,257             $   136,048,692
----------------------------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-                 188,377                           -0-                 17,726,534
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed                 (2,451,696)              (1,469,384)                (139,959,893)               (112,070,854)
----------------------------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                   (1,517,373)                 398,127             $    (86,038,636)            $    41,704,372
============================================================================================================================

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------------
                                                                           Class A
                                       ---------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                       ---------------------------------------------------------------------------------
                                             2002             2001             2000             1999                1998
                                       ---------------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $    67.05       $    95.32       $   111.46       $    68.60          $    54.44
                                       ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ...........           (.87)            (.82)           (1.35)            (.99)               (.68)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ..................         (22.70)          (21.17)          (10.75)           49.02               15.42
                                       ---------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................         (23.57)          (21.99)          (12.10)           48.03               14.74
                                       ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gain on investments ...........             -0-           (5.86)           (4.04)           (5.17)               (.58)
Distributions in excess of
   net realized gain on
   investments ...................             -0-            (.42)              -0-              -0-                 -0-
                                       ---------------------------------------------------------------------------------
Total distributions ..............             -0-           (6.28)           (4.04)           (5.17)               (.58)
                                       ---------------------------------------------------------------------------------
Net asset value,
   end of period .................     $    43.48       $    67.05       $    95.32       $   111.46          $    68.60
                                       =================================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (35.15)%         (24.90)%         (11.48)%          74.67%              27.36%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $1,096,744       $1,926,473       $2,650,904       $2,167,060          $  824,636
Ratio to average net
   assets of:
   Expenses ......................           1.85%            1.58%            1.50%            1.68%(c)            1.66%(c)
   Net investment loss ...........          (1.64)%          (1.08)%           (.98)%          (1.11)%             (1.13)%
Portfolio turnover rate ..........            117%              55%              46%              54%                 67%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------------
                                                                           Class B
                                       ---------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                       ---------------------------------------------------------------------------------
                                             2002             2001             2000             1999                1998
                                       ---------------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $    62.27       $    89.59       $   105.73       $    65.75          $    52.58
                                       ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ...........          (1.16)           (1.28)           (2.17)           (1.54)              (1.08)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ..................         (21.05)          (19.76)           (9.93)           46.69               14.83
                                       ---------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................         (22.21)          (21.04)          (12.10)           45.15               13.75
                                       ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gain on investments ...........             -0-           (5.86)           (4.04)           (5.17)               (.58)
Distributions in excess of
   net realized gain on
   investments ...................             -0-            (.42)              -0-              -0-                 -0-
                                       ---------------------------------------------------------------------------------
Total distributions ..............             -0-           (6.28)           (4.04)           (5.17)               (.58)
                                       ---------------------------------------------------------------------------------
Net asset value,
   end of period .................     $    40.06       $    62.27       $    89.59       $   105.73          $    65.75
                                       =================================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (35.67)%         (25.46)%         (12.12)%          73.44%              26.44%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $1,539,144       $3,092,947       $4,701,567       $3,922,584          $1,490,578
Ratio to average net
   assets of:
   Expenses ......................           2.58%            2.31%            2.20%            2.39%(c)            2.39%(c)
   Net investment loss ...........          (2.37)%          (1.80)%          (1.68)%          (1.83)%             (1.86)%
Portfolio turnover rate ..........            117%              55%              46%              54%                 67%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------------
                                                                           Class C
                                       ---------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                       ---------------------------------------------------------------------------------
                                             2002             2001             2000             1999                1998
                                       ---------------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $    62.25       $    89.55       $   105.69       $    65.74          $    52.57
                                       ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ...........          (1.15)           (1.28)           (2.19)           (1.57)              (1.08)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ..................         (21.03)          (19.74)           (9.91)           46.69               14.83
                                       ---------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................         (22.18)          (21.02)          (12.10)           45.12               13.75
                                       ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gain on investments ...........             -0-           (5.86)           (4.04)           (5.17)               (.58)
Distributions in excess of
   net realized gain on
   investments ...................             -0-            (.42)              -0-              -0-                 -0-
                                       ---------------------------------------------------------------------------------
Total distributions ..............             -0-           (6.28)           (4.04)           (5.17)               (.58)
                                       ---------------------------------------------------------------------------------
Net asset value,
   end of period .................     $    40.07       $    62.25       $    89.55       $   105.69          $    65.74
                                       =================================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (35.63)%         (25.45)%         (12.13)%          73.40%              26.44%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $  410,649       $  835,406       $1,252,765       $  907,707          $  271,320
Ratio to average net
   assets of:
   Expenses ......................           2.55%            2.30%            2.21%            2.41%(c)            2.40%(c)
   Net investment loss ...........          (2.34)%          (1.80)%          (1.69)%          (1.85)%             (1.87)%
Portfolio turnover rate ..........            117%              55%              46%              54%                 67%

See footnote summary on page 28.


--------------------------------------------------------------------------------
28 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------------
                                                                         Advisor Class
                                       ---------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                       ---------------------------------------------------------------------------------
                                             2002             2001             2000             1999                1998
                                       ---------------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $    68.21       $    96.60       $   112.59       $    69.04          $    54.63
                                       ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ...........           (.72)            (.60)            (.91)            (.68)               (.50)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ..................         (23.13)          (21.51)          (11.04)           49.40               15.49
                                       ---------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................         (23.85)          (22.11)          (11.95)           48.72               14.99
                                       ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gain on investments ...........             -0-           (5.89)           (4.04)           (5.17)               (.58)
Distributions in excess of
   net realized gain on
   investments ...................             -0-            (.39)              -0-              -0-                 -0-
                                       ---------------------------------------------------------------------------------
Total distributions ..............             -0-           (6.28)           (4.04)           (5.17)               (.58)
                                       ---------------------------------------------------------------------------------
Net asset value,
   end of period .................     $    44.36       $    68.21       $    96.60       $   112.59          $    69.04
                                       =================================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (34.96)%         (24.68)%         (11.22)%          75.22%              27.73%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $   83,018       $  231,167       $  288,889       $  330,404          $  230,295
Ratio to average net
   assets of:
   Expenses ......................           1.49%            1.27%            1.19%            1.35%(c)            1.37%(c)
   Net investment loss ...........          (1.29)%           (.78)%           (.66)%           (.78)%              (.84)%
Portfolio turnover rate ..........            117%              55%              46%              54%                 67%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                         Year Ended November 30,
                                                         -----------------------
                                                             1999      1998
                                                         -----------------------
      Class A ........................................       1.66%     1.65%
      Class B ........................................       2.38%     2.38%
      Class C ........................................       2.40%     2.38%
      Advisor Class ..................................       1.34%     1.36%


--------------------------------------------------------------------------------
28 o ALLIANCE TECHNOLOGY FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 13, 2003


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
30 o ALLIANCE TECHNOLOGY FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Robert C. Alexander(1)
David H. Dievler(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Gerald T. Malone, Senior Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
NAME, AGE OF DIRECTOR,                               PRINCIPAL                         COMPLEX       DIRECTORSHIPS
       ADDRESS                                     OCCUPATION(S)                     OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                    DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57                 President, Chief Operating Officer                 114             None
1345 Avenue of the Americas            and a Director of ACMC, with which
New York, NY 10105                     he has been associated since prior to
(15)                                   1998.

DISINTERESTED DIRECTORS

Robert C. Alexander, #+, 60            President of Alexander & Associates,                1              None
38 East 29th Street                    Inc. Management Consultants, since
New York, NY 10016                     prior to 1998.
(9)

David H. Dievler, #+, 73               Independent Consultant. Until                      98              None
P.O. Box 167                           December 1994, Senior Vice  President
Spring Lake, NJ 07762                  of ACMC responsible for mutual fund
(13)                                   administration. Prior to joining ACMC
                                       in 1984, Chief Financial Officer of
                                       Eberstadt Asset Management since 1968.
                                       Prior to that, Senior Manager at Price
                                       Waterhouse & Co. Member of American
                                       Institute of Certified Public Accountants
                                       since 1953.

William H. Foulk, Jr., #+, 70          Investment Adviser and an Independent              110             None
2 Sound View Drive                     Consultant. Formerly Senior Manager
Suite 100                              of Barrett Associates, Inc., a registered
Greenwich, CT 06830                    investment adviser, with which he had been
(11)                                   associated since prior to 1998. Formerly
                                       Deputy Comptroller of the State of New
                                       York and, prior thereto, Chief Investment
                                       Officer of the New York Bank for Savings.

D. James Guzy, #+, 66                  Chairman of the Board of PLX Technology             1       Intel Corporation,
P.O. Box 128                           (semi-conductors) and of SRC Computers,                     Cirrus Logic
Glenbrook, NV 89413                    Inc. with which he has been associated                      Corporation,
(21)                                   prior to 1998. He is also President of the                  Novellus
                                       Arbor Company (private family investments).                 Corporation,
                                       He is a Director of Intel Corporation (semi-                Micro Component
                                       conductors), Cirrus Logic Corporation (semi-                Technology and the
                                       conductors), Novellus Corporation (semi-                    Davis Selected
                                       conductor equipment), Micro Component                       Advisers Group of
                                       Technology (semi-conductor equipment),                      Mutual Funds.
                                       the Davis Selected Advisers Group of
                                       Mutual Funds (registered investment
                                       companies) and LogicVision.


--------------------------------------------------------------------------------
34 o ALLIANCE TECHNOLOGY FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                     PORTFOLIOS
                                                                                       IN FUND         OTHER
NAME, AGE OF DIRECTOR,                               PRINCIPAL                         COMPLEX     DIRECTORSHIPS
       ADDRESS                                     OCCUPATION(S)                     OVERSEEN BY      HELD BY
  (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                    DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr,                Independent Consultant and technology                1      Du Pont
#+ 61                                  venture investor. He has been a Principal of                Photomasks,
220 Montgomery Street                  of Turner Venture Associates (venture capital                   Inc.
Penthouse 10                           partnerships) since prior to 1998. He is a
San Francisco, CA 94104                Director of DuPont Photomasks, Inc.
(11)                                   (semi-conductor manufacturing services);
                                       Linsang Partners, LLC (private equity
                                       investment fund); Custom Diversification
                                       Funds Mgmt., LLC (investment funds
                                       manager); the George Lucas Educational
                                       Foundation; and is Chairman of the Board
                                       of the Smithsonian's National Museum of
                                       Natural History. Prior to 1999, he was
                                       General Partner of Taylor and Turner
                                       (venture capital investment firm).
                                       He was formerly a director of Edline, Inc.
                                       (K-12 extranet linking schools/parents/
                                       students); Arbros Communications, Inc.
                                       (exchange carrier); Invicta Networks, Inc.
                                       (network security software); Splitrock
                                       Services, Inc. (high-speed digital network);
                                       Virtual Assistant, Inc. (office services);
                                       and Remanco International, Inc.
                                       (wireless POS systems for restaurants).

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested person" as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

OFFICERS OF THE FUND

Certain information concerning the Fund's Officers is listed below.

                                  Position(s)                                  Principal Occupation
Name, Address* and Age          Held with Fund                                 During Past 5 Years
-------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57          Chairman and President         See biography above.

Gerald T. Malone, 48        Senior Vice President          Senior Vice President of ACMC**, with which he has been
                                                           associated since prior to 1998.

Thomas J. Bardong, 57       Vice President                 Senior Vice President of ACMC**, with which he has been
                                                           associated since prior to 1998.

Andrew J. Frank, 31         Vice President                 Vice President of ACMC**, with which he has been
                                                           associated since prior to 1998.

Edmund P. Bergan, Jr., 52   Secretary                      Senior Vice President and the General Counsel of
                                                           Alliance Fund Distributors, Inc. ("AFD")**, and Alliance
                                                           Global Investor Services Inc. ("AGIS")**, with which he
                                                           has been associated since prior to 1998.

Mark D. Gersten, 52         Treasurer and Chief            Senior Vice President of AGIS**, and Vice President of
                            Financial Officer              AFD**, with which he has been associated since prior
                                                           to 1998.

Vincent S. Noto, 38         Controller                     Vice President of AGIS**, with which he has been
                                                           associated since prior to 1998.

* The address for each of the Fund's officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCE TECHNOLOGY FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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                                                   ALLIANCE TECHNOLOGY FUND o 37
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Alliance Technology Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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